Prospectus Supplement                                  80060  1/02
dated January 30, 2002 to:

Putnam Capital Opportunities Fund (the "fund")

Prospectuses dated August 30, 2001

The second paragraph under the heading "Who manages the fund" is replaced with the following:

Putnam Management's Small- and Mid-Cap Core Team has primary responsibility, and its members have joint responsibility, for the day-to-day management of the fund's portfolio.